UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013

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ZAIS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Two Bridge Avenue, Suite 322	07701-1106
Red Bank, NJ
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 978-7518

n/a
(Former name or former address, if changed since last report.)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 12, 2013, ZAIS Financial Corp. (the “Company”) issued an earnings release (the “Earnings Release”) announcing its financial results for the quarter ended September 30, 2013. A copy of the Earnings Release is attached as Exhibit 99.1 hereto and incorporated herein by reference. Additionally, on November 12, 2013, the Company made available on its website, www.zaisfinancial.com, supplemental investor information with respect to the Earnings Release.

The information in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Earnings Release, dated November 12, 2013

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAIS FINANCIAL CORP.

	By:	/s/ Michael Szymanski
Michael Szymanski
President and Chief Executive Officer

Date: November 12, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Release, dated November 12, 2013